UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 9, 2025
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2025 Annual Meeting was held on May 9, 2025, at 1:00 p.m., Eastern Time. A total of 41,712,445 shares of the Company’s common stock, were outstanding and entitled to vote as of March 11, 2025, the record date for the 2025 Annual Meeting. A total of 37,741,081 shares of the Company’s common stock were present or represented by proxy at the 2025 Annual Meeting, representing approximately 90.48% of the shares outstanding and entitled to vote at the 2025 Annual Meeting, thus providing a quorum.
Set forth below are the matters acted upon by the stockholders and the number of votes with respect to each proposal, as certified by the inspector of election.

Proposal No. 1: Election of Directors
The Company’s stockholders elected Thomas E. Duncan and Jean H. Hlay to serve on the Company’s Board of Directors as Class III directors, for a three year term, ending at the 2028 Annual Meeting of Stockholders, by the votes indicated below:

Director Nominee	For	Withheld	Broker Non-Votes
Thomas E. Duncan	31,534,161	1,076,628	5,130,292
Jean H. Hlay	32,097,413	513,376	5,130,292

Proposal 2: Ratification of Appointment of Independent Public Accountants
The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent public accountants for fiscal year 2025 by the votes indicated below:

For	Against	Abstain
37,554,015	178,319	8,747

Proposal 3: Advisory Vote on the Company's Executive Compensation
The Company’s stockholders approved, on an advisory basis, the resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
21,709,089	10,687,175	214,525	5,130,292
For more information regarding Proposals 1, 2, and 3, please refer to the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on March 26, 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	May 9, 2025	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer